Earnings Presentation First Quarter 2012 May 1, 2012 Presenters: Joseph P. Campanelli Chief Executive Officer Paul D. Borja Chief Financial Officer

2 Legal Disclaimer This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Examples of forward- looking statements include statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Except to fulfill our obligations under the U.S. securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include: (1) Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to stockholders; (2) Competitive factors for loans could negatively impact gain on loan sale margins; (3) Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins, market share and ability to transform business model; (4) Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the residential mortgage loan secondary market, could adversely affect our business; (5) Changes in regulatory capital requirements or an inability to achieve or maintain desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value or to transform our business model; (6) General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other related criminal activity and the further decline of asset values in certain geographic markets, may significantly affect our business activities, loan losses, reserves, earnings and business prospects; (7) Factors concerning the implementation of proposed refinements and transformation of our business model could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy; (8) Actions of mortgage loan purchasers, guarantors and insurers regarding repurchases and indemnity demands and uncertainty related to foreclosure procedures could adversely affect our business activities and earnings; (9) The Dodd-Frank Wall Street Reform and Consumer Protection Act has resulted in the elimination of the Office of Thrift Supervision, tightening of capital standards, and the creation of a new Consumer Financial Protection Bureau ("CFPB") and has resulted, or will result, in new laws, regulations and regulatory supervisors that are expected to increase our costs of operations. In addition, the change to the Office of the Comptroller of the Currency ("OCC") as our primary federal regulator may result in interpretations affecting our operations different than those of the Office of Thrift Supervision ("OTS"); (10) Both the volume and the nature of consumer actions and other forms of litigation against financial institutions have increased and to the extent that such actions are brought against us or threatened, the cost of defending such suits as well as potential exposure could increase our costs of operations; (11) Our compliance with the terms and conditions of the agreement with the U.S. Department of Justice, the impact of performance and enforcement of commitments under, and provisions contained in the agreement, and our accuracy and ability to estimate the financial impact of that agreement, including the fair value of the future payments required, could accelerate our litigation settlement expenses relating thereto; (12) The downgrade by Standards & Poor's of the long-term credit rating of the U.S. could materially affect global and domestic financial markets and economic conditions, which may affect our business activities, financial condition, and liquidity; and (13) If we do not regain compliance with the New York Stock Exchange ("NYSE") continued listing requirements, our common stock may be delisted from the NYSE. All of the above factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such factor on our business. Please also refer to Item 1A to Part I of our Annual Report on Form 10-K, which is incorporated by reference herein, for further information on these and other factors affecting us. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved.

3 First Quarter 2012 Highlights  Net loss to common stockholders of $(8.7) million, or $(0.02) per share • $206.3 million, or $0.36 per share, in pre-tax, pre-credit-cost income, increase of 109.8% from prior quarter • Gain on loan sale income increased by 91.6% from prior quarter to $204.9 million, or 189 bps • Net servicing revenue of $32.9 million and loan fees and charges of $30.0, both increased from prior quarter • Quarterly bank net interest margin remained stable at 2.41% • Retail core deposits increased by 14.0% from prior quarter and cost of funds declined by 5 basis points from prior quarter • Commercial loans continue to grow, consistent with business plan  Remained well-capitalized with significant liquidity • Tier 1 capital ratio of 8.64% • Cash and cash equivalents of $757.9 million, in addition to $270 million in unencumbered marketable securities and approximately $670 million in unused capacity at FHLB  Continued emphasis on credit risk management, primarily associated with loans originated prior to 2009 • Transitioned to more robust and segmented loss models, consistent with OCC peers • Non-performing loans HFI decreased by 16.7% from prior quarter • Allowance coverage ratio increased to 69.1%, compared to 65.1% in prior quarter

4 Summary Financial Results [1] Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. [2] See Non-GAAP reconciliation on pages 33 – 34. ($ in millions, except per share data) Q1 2012 Q4 2011 Q1 2011 Net Interest Income $74.7 $75.9 $52.6 Provision $114.7 $63.5 $28.3 Gain on Loan Sale $204.9 $106.9 $50.2 Net Servicing Revenue [1] $32.9 $29.0 $39.3 Net Loss Applicable to Common Shareholders ($8.7) ($78.2) ($31.7) Diluted Earnings / (Loss) per Share ($0.02) ($0.14) ($0.06) Total Assets $14,042.3 $13,637.5 $13,017.0 Total Stockholders' Equity $1,087.4 $1,079.7 $1,237.0 Book Value per Common Share $1.49 $1.48 $1.78 NPLs / Gross Loans HFI 6.11% 6.94% 6.39% NPAs / Total Assets (Bank) 3.67% 4.43% 4.26% ALLL / NPLs 69.11% 65.11% 73.61% ALLL / Gross Loans HFI 4.22% 4.52% 4.70% NPAs / Tier 1 Capital + Allowance for Loan Losses [2] 34.62% 39.33% 35.30% Tier 1 Capital Ratio 8.64% 8.95% 9.87% Total Risk Based Capital Ratio 16.06% 16.64% 20.51% Tier 1 Common to Risk Weighted Assets 8.58% 8.96% 11.61% Total Equity / Total Assets 7.74% 7.92% 9.50%

5 Pre-tax, Pre-credit-cost Revenue -- Pre-tax, pre-credit-cost revenue of $206.3 million, an increase of 109.8 % over prior quarter and 229.9% over prior year… Note: See Non-GAAP reconciliation on pages 33 - 34. ($ in millions) $41.8 $62.8 $95.4 $89.7 $62.5 $41.0 $102.5 $98.3 $206.3 $- $50 $100 $150 $200 $250 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Pre tax, pre credit-cost revenue

$28.3 $48.4 $36.7 $63.5 $114.7 $38.1 $23.3 $34.5 $32.4 $36.8 $20.4 $21.4 $39.0 $69.3 $60.5 $0 $50 $100 $150 $200 $250 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Provision for loan losses Asset resolution Representation and warranty reserve – change in estimate 6 Primary Credit Related Costs -- Credit related costs increased from the prior quarter, driven primarily by increases in the provision for loan losses and provisions related to the representation and warranty reserve… ($ in millions)

7 Gain on Loan Sales -- Gain on loan sale income, and margin, improved to historically high levels, driven by the strength of the mortgage banking business… ($ in millions) $64.3 $103.2 $76.9 $50.2 $39.8 $103.9 $106.9 $204.9 1.22% 1.35% 0.89% 0.86% 0.91% 1.53% 1.02% 1.89% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $50 $100 $150 $200 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Net Gain on Loan Sales Gain on Loan Sale Margin

$1,680 $1,702 $2,347 $2,539 $2,148 $2,189 $7,484 $3,154 $2,295 $4,388 $8,039 $8,981 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Purchase Originations Refinance Originations 8 Residential Mortgage Originations -- Residential first mortgage originations increased by $0.9 billion from the prior quarter, driven by strong refinance volume… ($ in millions)

$1,500 $2,500 $3,500 $4,500 $5,500 $6,500 $7,500 2007 2008 2009 2010 2011 2012 9 Historical Monthly Lock Volume Note: Residential mortgage volume. ($ in millions) -- Residential mortgage rate locks continued to be strong, reflecting the interest rate environment and increased refinancing activity…

$28.1 $39.3 $30.6 $16.9 $29.0 $32.9 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Net Servicing Revenue 10 Net Servicing Revenue -- Mortgage servicing rights portfolio, net of hedges, continues to generate substantial revenues… Note: Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. ($ in millions)

11 Bank Net Interest Income and Margin ($ in millions) -- Bank net interest income and margin remained stable from the prior quarter… $54.2 $52.9 $67.2 $77.5 $76.5 1.87% 1.86% 2.30% 2.43% 2.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Net Interest Income before Provision Net Interest Margin (Bank)

12 Commercial Non RE Portfolio -- Commercial non-real estate loan balances continue to grow prudently, consistent with the business plan… $34.5 $131.1 $276.7 $443.4 $688.7 $- $100 $200 $300 $400 $500 $600 $700 $800 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Commercial Non Real Estate Growth ($ in millions)

13 Commercial RE Portfolio As of Mar 31, 2012 Note: “ Legacy CRE” consists loans originated prior to 2011, including those refinanced during 2009 and 2010, while “New CRE” consists of loans originated during 2011 and 2012. -- The “new” commercial real estate loan portfolio continues to grow, while the seasoned portfolio continues to run-off…

14 Cost of Funds -- Average cost of funds continues to improve… ($ in millions) $40.3 $31.0 $27.0 $24.9 $22.7 $20.9 $19.0 $39.8 $31.2 $30.0 $30.2 $30.1 $27.6 $27.4 $2.0 $1.7 $1.6 $1.6 $1.6 $1.7 $1.8 2.86% 2.31% 2.27% 2.21% 2.09% 1.81% 1.76% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Deposit Interest Expense FHLB Interest Expense Other Interest Expense Average Funding Cost

15 Retail Core Deposits -- Retail core deposits increased significantly, both in total and as a percentage, from the prior quarter… Note: Retail core deposits include checking accounts, savings accounts, and money market accounts. ($ in millions) $2,153 $2,304 $2,447 $2,514 $2,521 $2,873 40.0% 41.9% 47.0% 45.7% 45.9% 47.9% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Retail Core Retail Core / Retail Deposits

16 Regulatory Capital Ratios -- Remained well-capitalized at March 31, 2012…

17 Asset Quality (1) Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans. (2) Includes non-performing loans available-for-sale. Totals may not foot due to rounding $ in millions Q1 2012 Q4 2011 Q3 2011 Consumer (1) $67.7 $83.7 $91.3 Commercial (1) $11.1 $7.5 $13.7 Total 30 Day Delinquent Loans $78.8 $91.1 $105.0 Consumer (1) $39.1 $41.6 $46.0 Commercial (1) $8.8 $12.4 $10.5 Total 60 Day Delinquent Loans $47.9 $54.0 $56.5 Consumer (1) $314.2 $387.4 $352.4 Commercial (1) $92.4 $101.0 $92.5 Total90+ Day Delinquent Loans $406.6 $488.4 $444.9 Non-performing Assets (2) $518.1 $607.7 $561.6 To Total Assets (Bank only) 3.67% 4.43% 4.09% Provision for Loan Losses $114.7 $63.6 $36.7 Charge-offs, Net of Recoveries $151.7 $27.5 $28.7 Allowance for Loan Losses $281.0 $318.0 $282.0 To Loans Held for Investment 4.22% 4.52% 4.13% To Non-performing Loans 69.1% 65.1% 63.4% Real Estate Owned $108.7 $114.7 $113.4

18 HFI Delinquent Loan Trends -- Total HFI delinquent loan trends improved significantly from the prior quarter… $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 30-60 days past due 60-90 days past due 90+ days past due ($ in millions) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 30 - 60 Days Past Due Residential Commercial / Other ($ in millions) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 60 - 90 ays Past Due Residential Commercial / Other ($ in millions) $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 90+ Days Past Due Residential Commercial / Other ($ in millions)

19 Allowance for Loan Losses -- Allowance for loan losses increased as a percentage of non-performing loans from the prior quarter… ($ in millions) $538 $530 $474 $274 $271 $274 $282 $318 $281 47.4% 52.3% 52.0% 86.1% 73.6% 67.9% 63.4% 65.1% 69.1% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% $0 $100 $200 $300 $400 $500 $600 Allowance for Loan Losses ALLL / Non-performing Loans

20 Representation and Warranty Reserve ($ in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 2005 & Prior $12 $21 $12 $13 $18 2006 24 30 31 32 28 2007 83 84 99 86 94 2008 53 40 45 45 63 2009-2011 34 19 22 14 36* Total $206 $194 $209 $190 $239 * Increase is driven largely by Freddie requests for documentation on more recent originations, vast majority of which the Bank expects to resolve without incurring a loss Pending demands also increased slightly in 1Q12; primarily FNMA loans ($ in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 Period –end Balance $304 $326 $352 $343 $357 % Non-Agency (approx) 3% 2% 2% 2% 2% Key reserve variables UPB Metric (2005-2011 Vintages) (1) Amount Sold UPB $175 (B) Remaining UPB (2) $75 (B) Loan File Review as % of UPB 5% Repurchase Demand Rate 21% Actual Repurchase Rate (Win/Loss) (Weighted Avg.) 44% Loss Severity Rate (Weighted Avg.) 36% Ending Reserve Balance $142 (M) 1Q 12 charge-offs remain high; reserve increased ($ in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 Beg Balance $79 $79 $79 $85 $120 Additions 23 23 41 73 66 Charge-offs (23) (23) (35) (38) (44) End Balance $79 $79 $85 $120 $142 (1) Includes estimates (2) Includes servicing sold with recourse Demands increased in 1Q12

Appendix

22 Full Income Statement Totals may not foot due to rounding ($ in millions, except per share data) Q1 2012 Q4 2011 Q1 2011 Net Interest Income $74.7 $75.9 $52.6 Provision for Loan Losses 114.7 63.5 28.3 Net Interest Income after Provision (39.9) 12.3 24.3 Non-interest Income 221.4 118.6 96.3 Non-interest Expense 188.7 205.8 147.2 Net Earnings (before tax provision) (7.3) (74.9) (26.7) Provision for Income Taxes 0.0 0.3 0.3 Net Earnings (before preferred dividends) (7.3) (75.2) (27.0) Preferred Dividends (1.4) (3.0) (4.7) Net Earnings ($8.7) ($78.2) ($31.7) Weighted average common shares outstanding 556.6 555.4 553.6 Diluted Loss per Share ($0.02) ($0.14) ($0.06)

23 Select Balance Sheet Items Totals may not foot due to rounding ($ in millions) Q1 2012 Q4 2011 Q1 2011 Total assets $14,042.3 $13,637.5 $13,017.0 Cash and interest earning deposits $757.9 $731.1 $1,715.0 First mortgage and construction loans 3,304.9 3,749.8 3,755.0 Second mortgage loans 132.5 138.9 165.2 Commercial real estate loans 1,157.9 1,243.0 1,170.2 Warehouse loans 1,104.2 1,173.9 303.8 Consumer lending (including HELOC and other) 271.3 289.6 336.0 Commercial and Industrial 688.7 443.4 34.5 Investment loan portfolio $6,659.5 $7,038.6 $5,764.7 Loans held for sale $2,492.9 $1,800.9 $1,609.5 Loans repurchased with government guarantees 2,003.0 1,899.3 1,756.5 Securities classified as trading 307.4 313.4 160.7 Securities classified as available for sale 448.1 481.4 452.4 Mortgage servicing rights 596.8 510.5 635.1

24 Deposit Mix Note: Represents the ending balance and rate for period noted. Retail core deposits include demand, savings and money market accounts. Totals may not foot due to rounding ($ in millions) Balance Rate Balance Rate Balance Rate Retail Deposits: Demand deposits 648$ 0.17% 567$ 0.17% 613$ 0.25% Savings deposits 1,757 0.79% 1,462 0.87% 1,127 0.86% Money market deposits 468 0.47% 492 0.59% 564 0.75% Certificates of deposit 3,120 1.29% 2,972 1.39% 3,189 1.83% Total retail deposits 5,993 0.96% 5,493 1.05% 5,493 1.35% Core retail deposits / retail deposits 47.94% 45.89% 41.94% Government Banking Deposits: Demand deposits 93 0.41% 103 0.44% 91 0.45% Savings deposits 312 0.56% 206 0.60% 423 0.65% Certificates of deposit 375 0.63% 402 0.66% 239 0.85% Total government banking deposits 780 0.57% 711 0.61% 753 0.69% Company controlled deposits 1,480 0.00% 1,101 0.00% 690 0.00% Wholesale deposits 346 3.49% 385 3.45% 812 3.05% Total deposits $ 8,599 0.86% $ 7,690 0.98% $ 7,749 1.34% Number of banking branches As of Mar 31, 2012 As of Dec 31, 2011 As of Mar 31, 2011 113 113 162

25 (1) 90+ day delinquent loans include performing non-accruals. Totals may not foot due to rounding As of Mar 31, 2012 Commercial RE Portfolio Note: “ Legacy CRE” consists of loans originated prior to 2011, including those refinanced during 2009 and 2010., while “New CRE” consists of loans originated during 2011 and 2012.

Commercial RE Portfolio – by State

As of Mar 31, 2012

$ in thousands

State	Construction - One to Four Family	Land	Services	Commercial and Industrial Loans	One to Four Family Conventional	One to Four Family Closed End Mortgage	Multi Family Conventional	Commercial Non-Owner Occupied	Secured by Nonfarm, Nonresidential	Other	Total
MI	$3,460	$9,549	$0	$0	$13,618	$496	$92,043	$344,817	$51,042	$998	**$516,022**
NY	-	-	-	-	-	-	100,000	27,567	14,741	9,500	**151,808**
CA	135	-	-	-	-	-	-	122,758	9,309	-	**132,203**
GA	-	-	-	-	-	-	2,720	76,212	13,388	-	**92,319**
MA	-	-	-	-	-	-	19,157	26,346	3,684	-	**49,187**
IN	299	13,879	-	-	-	-	-	33,161	1,156	-	**48,494**
VA	-	-	-	-	-	-	-	43,964	-	-	**43,964**
CT	-	-	-	3,316	-	-	-	38,475	-	-	**41,791**
MD	-	-	-	-	-	-	-	2,868	-	9,919	**12,787**
FL	-	4,097	-	-	-	-	-	8,385	-	-	**12,481**
PA	-	-	-	-	-	-	9,968	-	-	-	**9,968**
TN	-	-	-	-	-	-	-	5,619	1,277	-	**6,896**
NC	-	-	-	-	-	-	-	7,009	552	-	**7,561**
IL	-	-	-	-	-	-	-	1,484	4,216	-	**5,700**
RI	-	-	-	-	-	-	924	3,615	-	-	**4,539**
Other	1,831	-	-	-	544	-	1,715	22,613	858		**27,562**
Total	**$5,725**	**$27,524**	**$0**	**$3,316**	**$14,162**	**$496**	**$226,528**	**$764,892**	**$100,223**	**$20,417**	**$1,163,282**

Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit.

Totals may not foot due to rounding

26

Flagstar Bancorp

27 Commercial RE Portfolio – by Vintage As of Mar 31, 2012 Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit. Totals may not foot due to rounding Vintage Construction - One to Four Family Land Services Commercial and Industrial Loans One to Four Family Conventional One to Four Family Closed End Mortgage Multi Family Conventional Commercial Non-Owner Occupied Secured by Nonfarm, Nonresidential Other Total Older $0 $81 $0 $0 $1,606 $0 $9,567 $48,479 $5,199 $0 $64,932 2003 51 460 - - - - 4,598 38,990 5,159 - 49,259 2004 3,153 - - - 335 13 9,379 70,865 5,646 - 89,391 2005 256 406 - - 8,379 - 16,222 51,667 3,539 - 80,469 2006 299 16,665 - - 42 160 29,803 118,371 10,617 - 175,957 2007 173 6,469 - - 932 - 17,894 158,854 31,660 - 215,982 2008 - - - - 321 - 3,817 129,128 11,154 - 144,421 2009 - 66 - - 179 308 483 11,065 - - 12,101 2010 1,793 - - - 1,911 - 5,638 15,216 - - 24,559 2011 - 3,377 - - - 14 129,125 120,412 23,013 19,419 295,360 2012 - - - 3,316 457 - - 1,845 4,236 998 10,853 Total 5,725 27,524 - 3,316 14,162 496 226,527 764,892 100,223 20,417 1,163,282 $ in thousands

Non-Agency Investment Securities AFS Portfolio

As of Mar 31, 2012

$ in thousands

						Initial			Current		
Investment Name	CUSIP	Current Principal	OTTI Impairment	Mark-to-Market	Net Book Value	M	SP	F	M	SP	F
CWALT 2006-45T1 2A5	02149JAU0	$26,062	($6,601)	($1,116)	$18,345	Aaa	AAA	AAA	Caa3	CCC	C
CWHL 2007-3 A1	12543RAA7	27,244	(3,505)	(467)	23,272	NR	AAA	AAA	NR	CCC	C
CWHL 2006-18 1A1	12543WAA6	21,238	(1,934)	(478)	18,826	NR	AAA	AAA	NR	CC	C
CWHL 2005-23-A1	126694GU6	27,896	(1,860)	(177)	25,859	NR	AAA	AAA	NR	CCC	B
CWHL 2006-1 A2	126694XC7	23,399	(3,061)	(1,007)	19,330	NR	AAA	AAA	NR	CC	C
CWHL 2007-J1 1A1	12669MAA6	45,114	(6,434)	(3,022)	35,659	NR	AAA	AAA	NR	D	D
CWALT TR 2006-J8	23245LAD2	26,756	(9,594)	(726)	16,435	NR	AAA	AAA	NR	D	D
CWALT 2007-1T1 1A1	23246KAA9	31,111	(10,165)	(1,379)	19,567	Aaa	AAA	AAA	Ca	D	D
GSR 2006-9F 2A1	3622X7AD8	21,757	(1,555)	(347)	19,854	Aaa	NR	AAA	Caa1	NR	C
GSR 2006-7F 2A1	36298NAD6	-	-	-	-	Aaa	NR	AAA	Caa1	NR	C
JPMMT 2006-S4 A7	46629SAG7	45,817	(6,495)	(1,333)	37,989	Aaa	AAA	AAA	Caa2	D	D
	Subtotal	$296,394	($51,205)	($10,053)	$235,136						
GMS Trust 2006-1	33848FAA1	$120,064	($2,793)	($12,238)	$105,034	Aaa	AAA	NR	B3	AAA	NR
	Subtotal	$120,064	($2,793)	($12,238)	$105,034						
	Total	$416,458	($53,998)	($22,291)	$340,170						

Note: excludes agency investment securities, which are sold in normal course.

Totals may not foot due to rounding

28

Flagstar Bancorp

29 Real Estate Owned Portfolio As of Mar 31, 2012 Totals may not foot due to rounding $ in thousands Commercial % Receivership % Construction % Manufactured Homes % Single Family Homes % Total % Current Month 432$ 1.9% -$ 0.0% -$ 0.0% -$ 0.0% 5,239$ 9.5% 5,671$ 5.2% 30 days 1,351 6.1% 8,247 42.0% - 0.0% - 0.0% 6,685 12.1% 16,283 15.0% 60 days 1,116 5.0% - 0.0% - 0.0% 148 52.0% 6,599 11.9% 7,864 7.2% 90 days 221 1.0% 408 2.1% - 0.0% - 0.0% 5,999 10.9% 6,628 6.1% 91 - 180 days 4,423 19.8% 2,018 10.3% - 0.0% 45 15.9% 11,004 19.9% 17,490 16.1% 181 - 365 days 1,591 7.1% 4,930 25.1% 457 91.3% 38 13.4% 12,786 23.1% 19,802 18.2% 1 - 2 years 8,289 37.1% 4,021 20.5% - 0.0% 33 11.6% 5,617 10.2% 17,960 16.5% 2 - 3 years 1,778 8.0% - 0.0% - 0.0% - 0.0% 1,009 1.8% 2,787 2.6% 3 - 4 years 3,121 14.0% - 0.0% 43 8.7% 20 7.0% 297 0.5% 3,481 3.2% 4 - 5 years - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% Reconciling Items - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% Loans to Facilitate - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% 10,721 9.9% Total 22,321$ 100.0% 19,624$ 100.0% 500$ 100.0% 285$ 100.0% 55,235$ 100.0% 108,686$ 100.0%

Asset Quality by Loan Type – HFI

As of Mar 31, 2012

$ in thousands

Loan Type	Balance	Non-performing Loans	% of Balance	% of Overall NPLs	Q1 '12 Charge Offs, Net of Recoveries	Collectively Evaluated Reserves (1)	Individually Evaluated Reserves (2)	Total Reserves
Residential first mortgage	$3,304,393	$302,087	9.14%	74.30%	$94,640	$73,092	$85,569	$158,661
Second mortgage	132,463	5,993	4.52%	1.47%	5,034	15,724	3,343	19,067
Construction	496	374	75.40%	0.09%	243	-	-	-
Warehouse	1,104,205	28	0.00%	0.01%	-	1,824	-	1,824
HELOC	209,228	5,316	2.54%	1.31%	6,162	14,760	18	14,778
Consumer	62,111	433	0.70%	0.11%	977	2,593	-	2,593
Commercial RE	1,157,911	92,247	7.97%	22.69%	44,617	52,410	19,060	71,470
Commercial NRE	688,731	105	0.02%	0.03%	-	12,607	-	12,607
Total:	**$6,659,538**	**$406,583**	**6.11%**	**100.00%**	**$151,673**	**$173,010**	**$107,990**	**$281,000**

(1) Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for unimpaired loans
(2) Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.

Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals.

30

Totals may not foot due to rounding

Flagstar Bancorp

31 Non Performing Loans HFI – by State As of Mar 31, 2012 Totals may not foot due to rounding Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. State Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Warehouse Total Percent of Total CA $81,849 31.2% $1,365 $600 $7,025 - - - - $90,839 24.8% MI 16,530 6.3% 734 1,449 48,962 105 304 248 - 68,332 18.6% FL 36,950 14.1% 465 531 3,644 - - - - 41,589 11.3% GA 7,602 2.9% 313 10 16,348 - - 25 - 24,299 6.6% AZ 11,449 4.4% 478 248 - - - - - 12,176 3.3% TX 9,033 3.4% 31 - 2,052 - - 1 - 11,117 3.0% NY 9,002 3.4% 398 125 852 - - 5 - 10,382 2.8% MD 9,472 3.6% - 62 - - - - - 9,534 2.6% OH 5,813 2.2% 57 51 2,643 - - - - 8,564 2.3% WA 7,635 2.9% 335 157 - - - - - 8,128 2.2% NV 6,719 2.6% - 67 - - - - - 6,786 1.9% IL 6,095 2.3% 12 171 - - - - - 6,278 1.7% IN 1,846 0.7% - 22 4,285 - 70 32 - 6,255 1.7% NJ 5,896 2.2% 173 80 - - - - - 6,149 1.7% VA 4,623 1.8% 104 - - - - 68 - 4,795 1.3% Other 41,661 15.9% 1,528 1,742 6,436 - - 56 - 51,422 14.0% Total $262,176 100.0% $5,993 $5,316 $92,247 $105 $374 $434 $0 $366,644 100.0% $ in thousands

32 Non Performing Loans HFI – by Vintage As of Mar 31, 2012 Totals may not foot due to rounding Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. Vintage Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Warehouse Total Percent of Total Older $16,811 6.4% $226 $1,186 $11,185 $35 $70 $15 - $29,527 8.1% 2004 24,053 9.2% 459 281 7,977 - - 31 - 32,801 8.9% 2005 32,825 12.5% 214 358 7,996 6 - 90 - 41,489 11.3% 2006 26,359 10.1% 694 284 28,845 - - 31 - 56,214 15.3% 2007 110,619 42.2% 4,241 2,738 19,320 - - 64 - 136,982 37.4% 2008 32,350 12.3% 159 469 11,214 10 304 135 - 44,640 12.2% 2009 16,706 6.4% - - 1,202 - - 2 - 17,910 4.9% 2010 1,611 0.6% - - 1,978 9 - 35 - 3,633 1.0% 2011 843 0.3% - - 2,529 45 - 30 - 3,447 0.9% 2012 - 0.0% - - - - - - - - 0.0% Total $262,176 100.0% $5,993 $5,316 $92,247 $105 $374 $434 $0 $366,644 100% $ in thousands

33 Non-GAAP Reconciliation Totals may not foot due to rounding $ in millions Q1 2012 Q4 2011 Q3 2011 Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q1 2010 Loss before tax provision and dividends ($7.3) ($74.9) ($9.2) ($69.9) ($26.7) ($185.3) ($17.9) ($92.3) ($77.2) Add back: Provision for loan losses 114.7 63.5 36.7 48.4 28.3 225.4 51.4 86.0 63.6 Asset resolution 36.8 32.4 34.5 23.3 38.1 41.8 44.3 52.6 22.7 Other than temporary impairment on investments AFS 1.2 7.1 1.3 15.6 0.0 1.3 0.0 0.4 3.3 Representation and warranty reserve 60.5 69.3 39.0 21.4 20.4 10.3 13.0 11.4 26.8 Write down of residual interest 0.4 0.8 0.2 2.3 2.4 (3.8) 4.7 4.3 2.7 Reserve increase for reinsurance 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.4 0.0 Total credit related costs: 213.6 173.2 111.7 110.9 89.2 275.0 113.3 155.1 119.1 Pre-tax, pre credit-cost revenue $206.3 $98.3 $102.5 $41.0 $62.5 $89.7 $95.4 $62.8 $41.8

34 Non-GAAP Reconciliation Totals may not foot due to rounding $ in millions 3/31/2012 12/31/2011 3/31/2011 Non performing assets $515.3 $603.1 $546.9 Tier One Capital 1,207.2 1,215.2 1,278.3 Allowance for Loan Losses 281.0 318.0 271.0 Tier One Capital + Allowance for Loan Losses 1,488.2 1,533.2 1,549.3 Nonperforming assets/ Tier One Capital + Allowance for Loan Losses 34.62% 39.34% 35.30% $ in millions 3/31/2012 12/31/2011 3/31/2011 Tier 1 capital $1,207.2 $1,215.2 $1,278.3 Preferred stock (266.7) (266.7) (266.7) Qualifying trust preferred securities (240.0) (240.0) (240.0) Tier 1 common 700.6 708.6 771.6 Total risk-weighted assets 8,168.1 7,905.1 6,644.9 Tier 1 common/ Total risk-weighted assets 8.58% 8.96% 11.61%